Exhibit 99.1
Samsara Reports Second Quarter Fiscal 2023 Financial Results
•Q2 revenue of $153.5 million, representing 52% year-over-year growth
•Ending ARR of $662.8 million, representing 52% year-over-year growth
•989 customers with ARR over $100,000, up 61% year-over-year
SAN FRANCISCO, August 31, 2022 — Samsara Inc. (NYSE: IOT), the pioneer of the Connected Operations Cloud, reported financial results for the second quarter ended July 30, 2022, and released a shareholder letter accessible from the Samsara investor relations website at investors.samsara.com.
“We delivered another strong quarter of growth at scale, surpassing $660 million of ARR, growing more than 50% year-over-year,” said Sanjit Biswas, co-founder and CEO of Samsara. “Our customers provide the critical infrastructure that powers the global economy. Today’s challenging environment is driven by rising inflation, disrupted supply chains, tight labor markets and geopolitical risks. This is why many of our existing customers are doubling down on their Samsara investment, and new customers are choosing Samsara to provide a rapid return on investment. Samsara’s Connected Operations Cloud helps our customers control costs by running smarter, safer and more efficient operations.”
Second Quarter Fiscal 2023 Financial Highlights
(In millions, except percentage, percentage points, and per share data)

	Q2 FY2023	Q2 FY2022	Y/Y Change
Annual Recurring Revenue (ARR)	$662.8	$436.9	52%
Total revenue	$153.5	$101.0	52%
GAAP gross profit	$109.3	$72.7	$36.6
GAAP gross margin	71%	72%	(1	pt)
Non-GAAP gross profit	$111.9	$72.7	$39.2
Non-GAAP gross margin	73%	72%	1	pt
GAAP operating loss	$(65.8)	$(31.2)	$(34.6)
GAAP operating margin	(43%)	(31%)	(12	pts)
Non-GAAP operating loss	$(20.2)	$(29.9)	$9.7
Non-GAAP operating margin	(13%)	(30%)	17	pts
GAAP net loss per share	$(0.13)	$(0.13)	$—
Non-GAAP net loss per share	$(0.04)	$(0.12)	$0.08
Net cash used in operating activities	$(37.0)	$(44.8)	$7.8
Adjusted free cash flow	$(38.4)	$(46.5)	$8.1
Adjusted free cash flow margin	(25%)	(46%)	21	pts
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). See the section titled “Use of Non-GAAP Financial Measures” for an explanation of non-GAAP financial measures and the tables in the section titled “Reconciliation Between GAAP and Non-GAAP Financial Measures” for a reconciliation of GAAP to non-GAAP financial measures.

Financial Outlook
Our guidance includes GAAP and non-GAAP financial measures. For the third quarter and fiscal year 2023, Samsara expects the following:

	Q3 FY2023 Outlook	FY 2023 Outlook
Total revenue	$154 million – $156 million	$610 million – $614 million
Year/Year growth	35% – 37%	42% – 43%
Non-GAAP operating margin	(20%)	(18%)
Non-GAAP net loss per share	($0.06) – ($0.07)	($0.21) – ($0.23)
A reconciliation of non-GAAP guidance financial measures to corresponding GAAP guidance financial measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty and potential variability of expenses, such as stock-based compensation expense-related charges, that may be incurred in the future and cannot be reasonably determined or predicted at this time. It is important to note that these factors could be material to our results of operations computed in accordance with GAAP.
About Samsara
Samsara is the pioneer of the Connected Operations Cloud, which allows businesses that depend on physical operations to harness IoT (Internet of Things) data to develop actionable business insights and improve their operations. Samsara operates in North America and Europe and serves tens of thousands of customers across a wide range of industries including transportation, wholesale and retail trade, construction, field services, logistics, utilities and energy, government, healthcare and education, manufacturing, and food and beverage. The company’s mission is to increase the safety, efficiency, and sustainability of the operations that power the global economy.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may relate to, but are not limited to, expectations of future operating results or financial performance, the calculation of certain of our key financial and operating metrics, our market opportunity, industry developments and trends, customer demand for our solution, and our competitive position, as well as assumptions relating to the foregoing.
Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and could cause actual results and events to differ. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other comparable expressions that concern our expectations, strategy, plans, or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made, including information furnished to us by third parties that we have not independently verified, and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These risks and uncertainties include our ability to retain customers and expand the Applications used by our customers, our ability to attract new customers, our future financial performance, including trends in revenue and annual recurring revenue, net retention rate, costs of revenue, gross profit or gross margin, operating expenses, customer counts, non-GAAP financial measures (such as non-GAAP gross margin, non-GAAP operating margin, and adjusted free cash flow margin), our ability to achieve or maintain profitability, the demand for our products or for solutions for connected operations in general, the impact of the ongoing COVID-19 pandemic, the Russia-Ukraine conflict, geopolitical tensions involving China, and macroeconomic conditions globally on our and our customers’, partners’ and suppliers’ operations and future financial performance, possible harm caused by silicon component shortages and other supply chain constraints, possible harm caused by a security breach or other incident affecting our or our customers’ assets or data, our ability to compete successfully in competitive markets, our ability to respond to rapid technological changes, and our ability to continue to innovate and develop new Applications. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings and reports that we may file from time to time with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Use of Non-GAAP Financial Measures
This document includes certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to our financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data.
Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under GAAP. For example, other companies in our industry may calculate these non-GAAP financial measures differently or may use other measures to evaluate their performance. In addition, adjusted free cash flow does not reflect our future contractual commitments or the total increase or decrease of our cash balance for a given period. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and to not rely on any single financial measure to evaluate our business.
We present these non-GAAP financial measures to assist investors in seeing Samsara’s operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to evaluate our business.
Expenses Excluded from Non-GAAP Financial Measures—Stock-based compensation expense is excluded primarily because it is a non-cash expense that management believes is not reflective of our ongoing operational performance. Employer taxes on employee equity transactions, which is a cash expense, is excluded because such taxes are tied to the timing and size of the vesting of the underlying equity awards and the price of our common stock at the time of vesting, which may vary from period to period independent of the operating performance of our business. Lease modification, impairment, and related charges are excluded because such charges are not reflective of our ongoing operational performance.
Operating Metrics and Non-GAAP Financial Measures
Annual Recurring Revenue—We define ARR as the annualized value of subscription contracts that have commenced revenue recognition as of the measurement date.
Non-GAAP Gross Profit and Non-GAAP Gross Margin—We define non-GAAP gross profit as gross profit plus stock-based compensation expense-related charges, including employer taxes on employee equity transactions, included in cost of revenue. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of total revenue. We use non-GAAP gross profit and non-GAAP gross margin in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.

Non-GAAP Loss from Operations and Non-GAAP Operating Margin—We define non-GAAP loss from operations, or non-GAAP operating loss, as loss from operations excluding the effect of stock-based compensation expense-related charges, including employer taxes on employee equity transactions, and lease modification, impairment, and related charges. Non-GAAP operating margin is defined as non-GAAP operating loss as a percentage of total revenue. We use non-GAAP loss from operations and non-GAAP operating margin in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP loss from operations and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.
Non-GAAP Net Loss and Non-GAAP Net Loss per Share—We define non-GAAP net loss and non-GAAP net loss per share as net loss and net loss per share excluding the effect of stock-based compensation expense-related charges, including employer taxes on employee equity transactions, and lease modification, impairment, and related charges. We use non-GAAP net loss and non-GAAP net loss per share in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP net loss and non-GAAP net loss per share provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.
Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin—We define adjusted free cash flow as net cash used in operating activities less cash used for purchases of property and equipment, plus non-recurring capital expenditures associated with the build-out of our corporate office facilities in San Francisco, net of tenant allowances. Adjusted free cash flow margin is calculated as adjusted free cash flow as a percentage of total revenue. We believe that adjusted free cash flow and adjusted free cash flow margin, even if negative, are useful in evaluating liquidity and provide information to management and investors about our ability to fund future operating needs and strategic initiatives.
Webcast Information and Shareholder Letter
An investor presentation and accompanying shareholder letter is accessible from the Samsara investor relations website at https://investors.samsara.com/. Samsara will host a live webcast to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. The live webcast may be accessed at https://investors.samsara.com/. Following the webcast, a replay will be accessible from the same website.
Investor Contact:
Mike Chang
ir@samsara.com
Media Contact:
Adam Simons
media@samsara.com

SAMSARA INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	July 30, 2022	January 29, 2022
Assets
Current assets:
Cash and cash equivalents	$826,138	$921,218
Accounts receivable, net	77,396	81,987
Inventories	39,055	33,067
Connected device costs, current	79,112	52,519
Prepaid expenses and other current assets	14,288	11,376
Total current assets	1,035,989	1,100,167
Restricted cash	23,095	23,092
Property and equipment, net	56,682	36,772
Operating lease right-of-use assets	123,435	134,427
Connected device costs, non-current	151,414	141,292
Deferred commissions	124,090	117,757
Other assets, non-current	14,318	14,422
Total assets	$1,529,023	$1,567,929
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$20,430	$54,705
Accrued expenses and other current liabilities	40,323	31,835
Accrued compensation and benefits	20,453	27,107
Deferred revenue, current	238,969	203,185
Operating lease liabilities, current	21,635	21,447
Total current liabilities	341,810	338,279
Deferred revenue, non-current	115,601	110,501
Operating lease liabilities, non-current	111,967	123,513
Other liabilities, non-current	6,507	6,689
Total liabilities	575,885	578,982
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	6	6
Class B common stock	23	23
Class C common stock	—	—
Additional paid-in capital	2,009,323	1,909,964
Accumulated other comprehensive income (loss)	5	(96)
Accumulated deficit	(1,056,219)	(920,950)
Total stockholders’ equity	953,138	988,947
Total liabilities and stockholders’ equity	$1,529,023	$1,567,929

SAMSARA INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Revenue	$153,523	$101,043	$296,168	$188,774
Cost of revenue	44,257	28,368	83,875	53,997
Gross profit	109,266	72,675	212,293	134,777
Operating expenses
Research and development	41,847	25,451	82,832	48,981
Sales and marketing	91,842	55,579	179,291	107,865
General and administrative	41,359	22,874	85,101	47,758
Lease modification, impairment, and related charges	—	—	1,056	—
Total operating expenses	175,048	103,904	348,280	204,604
Loss from operations	(65,782)	(31,229)	(135,987)	(69,827)
Interest income and other income (expense), net	1,541	224	1,481	384
Loss before provision for income taxes	(64,241)	(31,005)	(134,506)	(69,443)
Provision for income taxes	40	368	763	368
Net loss	$(64,281)	$(31,373)	$(135,269)	$(69,811)
Other comprehensive income (loss), net of taxes:
Change in foreign currency translation adjustment	(77)	—	101	—
Comprehensive loss	$(64,358)	$(31,373)	$(135,168)	$(69,811)
Basic and diluted net loss per share:
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.13)	$(0.27)	$(0.28)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	511,758,439	246,332,034	509,526,709	245,781,701

SAMSARA INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Operating activities
Net loss	$(64,281)	$(31,373)	$(135,269)	$(69,811)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,645	2,823	5,005	5,307
Stock-based compensation expense	44,340	1,314	87,952	2,767
Lease modification, impairment, and related charges	—	—	1,056	—
Other non-cash charges	765	3,703	2,882	6,189
Changes in operating assets and liabilities:
Accounts receivable, net	6,427	(6,629)	1,637	(16,022)
Inventories	2,937	(8,036)	(5,988)	(8,217)
Prepaid expenses and other current assets	84	(771)	(2,912)	340
Connected device costs	(20,402)	(22,896)	(36,714)	(42,055)
Deferred commissions	(4,075)	(6,011)	(6,333)	(8,851)
Other assets, non-current	(2,922)	1,305	70	(369)
Accounts payable and other liabilities	(26,986)	13,038	(37,218)	24,135
Deferred revenue	24,712	8,852	40,884	24,647
Operating lease liabilities, net	(222)	(163)	(812)	26
Net cash used in operating activities	(36,978)	(44,844)	(85,760)	(81,914)
Investing activities
Purchase of property and equipment	(6,262)	(2,761)	(16,930)	(6,269)
Investing other	—	(482)	—	(482)
Net cash used in investing activities	(6,262)	(3,243)	(16,930)	(6,751)
Financing activities
Proceeds from issuance of common stock in connection with equity compensation plans	10,455	221	10,704	733
Proceeds from early exercise of stock options	—	—	—	132
Repurchase of restricted common stock	—	—	—	(1)
Payment of offering costs	(466)	(1,388)	(2,208)	(1,688)
Payment of principal on finance leases	(246)	(107)	(487)	(180)
Net cash provided by (used in) financing activities	9,743	(1,274)	8,009	(1,004)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(205)	—	(396)	—
Net decrease in cash, cash equivalents, and restricted cash	(33,702)	(49,361)	(95,077)	(89,669)
Cash, cash equivalents, and restricted cash, beginning of period	882,935	394,001	944,310	434,309
Cash, cash equivalents, and restricted cash, end of period	$849,233	$344,640	$849,233	$344,640

SAMSARA INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Gross profit and gross margin reconciliation
GAAP gross profit	$109,266	$72,675	$212,293	$134,777
Add:
Stock-based compensation expense-related charges (1)	2,598	—	4,358	1
Non-GAAP gross profit	$111,864	$72,675	$216,651	$134,778
GAAP gross margin	71%	72%	72%	71%
Non-GAAP gross margin	73%	72%	73%	71%

Operating loss and operating margin reconciliation
GAAP loss from operations	$(65,782)	$(31,229)	$(135,987)	$(69,827)
Add:
Stock-based compensation expense-related charges (1)	45,557	1,314	89,224	2,767
Lease modification, impairment, and related charges	—	—	1,056	—
Non-GAAP loss from operations	$(20,225)	$(29,915)	$(45,707)	$(67,060)
GAAP operating margin	(43)%	(31)%	(46)%	(37)%
Non-GAAP operating margin	(13)%	(30)%	(15)%	(36)%
__________
(1)Stock-based compensation expense-related charges were included in the following line items of our condensed consolidated statements of operations and comprehensive loss as follows:

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Cost of revenue	$2,598	$—	$4,358	$1
Research and development	14,347	159	27,867	331
Sales and marketing	14,699	109	29,058	297
General and administrative	13,913	1,046	27,941	2,138
Total stock-based compensation expense-related charges (2)	$45,557	$1,314	$89,224	$2,767
__________
(2)Stock-based compensation expense-related charges included approximately $1.2 million and $1.3 million of employer taxes on employee equity transactions for the three and six months ended July 30, 2022.

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
GAAP net loss	$(64,281)	$(31,373)	$(135,269)	$(69,811)
Add:
Stock-based compensation expense-related charges, net of applicable taxes	45,557	1,314	89,224	2,767
Lease modification, impairment, and related charges, net of applicable taxes	—	—	1,056	—
Non-GAAP net loss	$(18,724)	$(30,059)	$(44,989)	$(67,044)

SAMSARA INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.13)	$(0.27)	$(0.28)
Total impact on net loss per share, basic and diluted, from non-GAAP adjustments	0.09	0.01	0.18	0.01
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.12)	$(0.09)	$(0.27)

	Three Months Ended		Six Months Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Net cash used in operating activities	$(36,978)	$(44,844)	$(85,760)	$(81,914)
Purchase of property and equipment	(6,262)	(2,761)	(16,930)	(6,269)
Purchase of property and equipment for build-out of corporate office facilities	4,797	1,091	13,565	1,705
Adjusted free cash flow	$(38,443)	$(46,514)	$(89,125)	$(86,478)
Adjusted free cash flow margin	(25)%	(46)%	(30)%	(46)%